SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT


                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                               November 17, 1999
               Date of Report (Date of Earliest Event Reported)


                       SOUTHERN PERU COPPER CORPORATION
            (Exact name of Registrant as specified in its Charter)

                                   Delaware
                           (State of Incorporation)


                1-140066                                    13-3849074
        (Commission File Number)                     (IRS Employer Id. Number)

            180 Maiden Lane                                    10038
           New York, New York                               (Zip Code)
(Address of principal executive offices)

                                (212) 510-2000
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former Name or Former Address, if changed since last report)

Item 5.   Other Events.

          ASARCO Incorporated ("Asarco") owns 54.3% of its subsidiary, Southern Peru Copper Corporation (the "Company"). On November 17, 1999, Asarco became a subsidiary of Grupo Mexico, S.A. de C.V. ("Grupo Mexico"), pursuant to a tender offer commenced on September 27, 1999 to acquire all of the outstanding shares of common stock, without par value per share, of Asarco. The Schedule 14D-1 of Grupo Mexico and ASMEX Corporation, filed with the Securities and Exchange Commission (the "SEC") on September 27, 1999, and the Form 8-K of Asarco, filed with the SEC on December 1, 1999, are hereby incorporated by reference.

          On November 18, 1999, Asarco appointed the following individuals to the Board of Directors of the Company: German Larrea Mota-Velasco, Genaro Larrea Mota-Velasco, Manuel Calderon Cardenas, Hector Calva Ruiz, Daniel Tellechea Salido, Xavier Garcia de Quevedo Topete, Oscar Gonzalez Rocha and Alberto de la Parra Zavala. In addition to those individuals, the Board of Directors currently includes Amb. E. Briggs, John F. McGillicuddy, Robert A. Pritzker, Jaime Claro, J. Steven Whistler and Douglas Yearley.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SOUTHERN PERU COPPER CORPORATION


                                       By:  /s/ Alberto de la Parra Zavala
                                          -----------------------------------
                                          Name:  Alberto de la Parra Zavala
                                          Title:  Vice President



Date:  December 1, 1999